Exhibit 99.1

Contacts:	Debbie O'Brien	Stephanie Wakefield
	Global Communications	Investor Relations
	+ 1 650 385 5735	+ 1 650 385 5261
	dobrien@informatica.com	swakefield@informatica.com

INFORMATICA REPORTS THIRD QUARTER REVENUES OF $250.4 MILLION
Achieves 6 Percent Total Revenue Growth and 52 Percent Subscription Revenue Growth

•	Third quarter software revenues of $100.6 million, up 1 percent year-over-year

•	Third quarter GAAP earnings per diluted share of $0.21 compared to $0.09 the previous year and non-GAAP earnings per diluted share of $0.34 compared to $0.33 the previous year

•	Signed 21 deals greater than $1 million and 107 deals greater than $300,000

•	Generated third quarter cash from operations of $41 million and repurchased $71 million of stock
REDWOOD CITY, Calif., October 23, 2014 - Informatica Corporation (Nasdaq:INFA), the world's number one independent provider of data integration software, today announced financial results for the third quarter ended September 30, 2014.
“Cloud subscription services are the fastest growth segment within our product portfolio,” said Sohaib Abbasi, chairman and chief executive officer, Informatica. “With the growing adoption of cloud computing and big data, we are well positioned for sustained growth from our expanding product portfolio and strengthening cloud and big data partnerships.”
Financial Highlights for the Third Quarter Ended September 30, 2014
Total revenues for the third quarter of 2014 were $250.4 million, an increase of 6 percent from $235.4 million in the third quarter of 2013. Software revenues were $100.6 million, an increase of 1 percent from $99.8 million in the third quarter of 2013. Within software revenues, license revenues were $82.7 million for the third quarter of 2014 compared to $88.0 million for the third quarter of 2013, and subscription revenues were $17.9 million, up 52 percent year-over-year.
Income from operations for the third quarter of 2014, calculated in accordance with U.S. generally accepted accounting principles (GAAP), was $33.4 million, up 23 percent from $27.2 million in the third quarter of 2013.
GAAP net income for the third quarter of 2014 was $22.8 million, up 119 percent from $10.4 million in the third quarter of 2013, and GAAP net income per diluted share was $0.21, up 133 percent from $0.09 per diluted share in the third quarter of 2013.
Non-GAAP income from operations for the third quarter of 2014 was $52.6 million compared to $54.0 million in the third quarter of 2013. Non-GAAP net income for the third quarter of 2014 was $37.3 million, up 1 percent from $37.1 million in the third quarter of 2013 and non-GAAP net income per diluted share was $0.34, up 3 percent from $0.33 per diluted share in the third quarter of 2013. These non-GAAP results exclude charges and tax benefits related to the amortization of acquired technology and intangible assets, building operating expenses related to the headquarters move, acquisition and other charges, acquisition integration-related tax expenses, and stock-based compensation. A reconciliation of GAAP results to non-GAAP results is included below.
For the nine month period ended September 30, 2014, total revenues were $744.2 million, up 11 percent from $672.1 million in the first nine months of 2013. Software revenues for the first nine months of 2014 were $307.1 million, up 10 percent from $279.2 million in the first nine months of 2013. Within software revenues, license revenues were $258.5 million, up 5 percent year-over-year, and subscription revenues were $48.6 million, up 48 percent year-over-year. GAAP income from operations for the first nine months of 2014 was $104.0 million, up 34 percent from $77.8 million in the first nine months of 2013. GAAP net income for the first nine months of 2014 was $70.5 million, up 52 percent from $46.5 million in the first nine months of 2013, and GAAP net income per diluted share was $0.63, up 50 percent from $0.42 per diluted share in the first nine months of 2013. Non-GAAP income from operations for the first nine months of 2014 was $163.9 million, up 8 percent from $151.8 million in the first nine months of 2013. Non-GAAP net income for the first nine months of 2014 was $115.4 million, up 9 percent from $106.0 million in the first nine months of 2013 and non-GAAP net income per diluted share was $1.04, up 9 percent from $0.95 per diluted share in the first nine months of 2013.
Additional Highlights Since July 2014:

•
Named Michael Berry as Executive Vice President and Chief Financial Officer, effective November 1, 2014. Berry brings a distinguished track record of finance and operational leadership at growth companies and category leaders including: IO, SolarWinds, and i2 Technologies.

•
Approved additional $100 million stock repurchase authorization. Informatica’s Board of Directors has approved an additional $100 million to augment the existing authorization under the company’s common stock repurchase program.

•
Announced seamless integration of Informatica Cloud products with Wave, the Salesforce Analytics Cloud. Informatica offers point-and-click simplicity to easily integrate and deliver trustworthy enterprise data for analysis using Salesforce Wave Analytics Cloud.

•
Released free, 60-day trials of Informatica Big Data Edition for Cloudera and Hortonworks. Informatica Big Data Edition enables customers to rapidly and productively integrate and deploy Hadoop infrastructure into production.

•
Announced Project Springbok for Tableau and Informatica connectors for Tableau. Informatica’s purpose-built self-service data integration tools deliver visual data insights five times faster than standard data integration solutions.

•	Announced strategic partnership with Bluewolf. Informatica’s Cloud Integration and Cloud Master Data Management (MDM) solutions enable analytics natively on the Salesforce1 Platform.

•
Achieved top marks in customer loyalty for data integration for ninth consecutive year. According to the 2014 Data Integration Customer Satisfaction Survey conducted by independent research firm TNS, Informatica led the competitive field in achieving the best scores in key areas such as overall value received relative to price paid, support programs meeting customer needs, and ability to provide global support.

•
Positioned as a leader in Gartner's 2014 Magic Quadrant for Data Integration report for ninth consecutive year. Informatica has received this distinction since the Magic Quadrant for Data Integration was introduced in 2006.

•
Positioned as a leader in The Forrester Wave: Big Data Streaming Analytics Platforms, Q3 2014. Forrester wrote, “Informatica infuses its first-class business rules engine with streaming capabilities. Informatica loves data. It eats it for breakfast, lunch, and dinner through its well-known integration technologies.” The report further noted that Informatica “enables developers to gracefully author streaming applications using both business rules and streaming operator constructs built-into the platform.”

Conference Call and Webcast
Informatica will discuss its third quarter 2014 results on a conference call today beginning at 2:00 p.m. PT. The live conference call can be accessed at http://www.informatica.com/investor or by dialing 888-339-2688, passcode 28133821. A replay of the call will also be available by dialing (888) 286-8010, passcode 48261769.
About Informatica
Informatica Corporation (Nasdaq:INFA) is the world's number one independent provider of data integration software. Organizations around the world rely on Informatica to realize their information potential and drive top business imperatives. Informatica Vibe, the industry’s first and only embeddable virtual data machine (VDM), powers the unique “Map Once. Deploy Anywhere.” capabilities of the Informatica Platform. Worldwide, over 5,000 enterprises depend on Informatica to fully leverage their information assets from devices to mobile to social to big data residing on-premise, in the Cloud and across social networks. For more information, call +1 650-385-5000 (1-800-653-3871 in the U.S.), or visit www.informatica.com.
Non-GAAP Financial Information
To supplement Informatica's condensed consolidated financial statements prepared and presented on a GAAP basis, Informatica uses non-GAAP financial measures of income from operations, net income and net income per share. These measures are adjusted from income from operations, net income or net income per share prepared in accordance with GAAP to exclude the charges and expenses discussed above. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for, or superior to, income from operations, net income or net income per share prepared in accordance with GAAP.
Informatica believes the disclosure of such non-GAAP financial measures is appropriate to enhance an overall understanding of its financial performance, its financial and operational decision making and as a means to evaluate period to period comparisons. These adjustments to the Company's GAAP results are made with the intent of providing both management and investors a more complete understanding of Informatica's performance, by excluding certain expenses and expenditures such as non-cash charges and discrete charges that are infrequent in nature, such as charges related to acquisitions that may not be indicative of its underlying operating results. In addition, Informatica believes these non-GAAP financial measures are useful to investors because they allow for greater transparency into the indicators used by management as a basis for its financial and operational decision making. Informatica believes that the disclosure of these non-GAAP financial measures provides consistency and comparability of its recent financial results with its historical financial results, as well as to the operating results of similar companies in Informatica's industry, many of which present similar non-GAAP financial measures to investors. As an example, Informatica believes that it enhances comparability with similar companies' operating results by excluding stock compensation in its non-GAAP financial measures because of the different types of stock-based awards that companies may grant and because ASC 718 (“Stock Compensation”) allows companies to use different valuation methodologies and subjective assumptions. In addition, Informatica believes that both management and investors benefit from referring to these non-GAAP financial measures when planning, analyzing and forecasting future periods. There are a number of limitations related to these non-GAAP financial measures: (1) the non-GAAP measures exclude some costs that are recurring, particularly stock compensation, and we believe that stock compensation will continue to be a significant recurring expense for the foreseeable future; because stock compensation is an important part of our employees' compensation, such payments can impact their performance; and (2) the items we exclude in our non-GAAP measures may differ from the components our peer companies exclude when they report their non-GAAP measures. Management compensates for these limitations by providing specific information regarding the GAAP amounts excluded from non-GAAP measures and evaluating non-GAAP measures together with the corresponding measures calculated in accordance with GAAP.
Forward Looking Statements
This press release includes forward looking statements, such as those related to our growth opportunities. Forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from the statements made in this press release. Potential risks and uncertainties that could cause actual results to differ include, among others, risks and uncertainties related to competition, product introductions and enhancements, quarterly and seasonal fluctuations, macroeconomic and geopolitical conditions, our ability to forecast sales and trends in our business, reductions in our sales pipeline and pipeline conversion rates, changes to our sales cycles, changes in our product offering strategies, our international operations and the loss of key personnel. A discussion of these and other risks and uncertainties is included in our recent SEC filings, including our most recent report on Form 10-Q. Copies of these documents may be obtained from the SEC, by contacting our investor relations department or from our investor relations website at www.informatica.com/investor. All information provided in this press release is as of October 23, 2014, and Informatica assumes no obligation and does not intend to update or revise any forward-looking statements made in this press release as a result of new information or future events.
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Note: Informatica, Informatica Vibe, Informatica Platform, Informatica Cloud, Intelligent Data Platform, and Secure@Source are trademarks or registered trademarks of Informatica Corporation in the United States and in jurisdictions throughout the world. All other company and product names may be trade names or trademarks of their respective owners.

INFORMATICA CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Revenues:
Software	$100,642	$99,826	$307,140	$279,160
Service	149,758	135,568	437,070	392,973
Total revenues	250,400	235,394	744,210	672,133
Cost of revenues:
Software	3,357	2,710	8,926	7,353
Service	43,610	37,221	127,182	109,714
Amortization of acquired technology	3,113	5,625	10,384	16,970
Total cost of revenues	50,080	45,556	146,492	134,037
Gross profit	200,320	189,838	597,718	538,096
Operating expenses:
Research and development	49,283	42,167	143,818	123,358
Sales and marketing	95,490	94,160	283,858	267,727
General and administrative	20,535	23,159	60,607	60,827
Amortization of intangible assets	1,541	1,893	4,461	5,881
Acquisitions and other charges (benefit)	66	1,253	926	2,467
Total operating expenses	166,915	162,632	493,670	460,260
Income from operations	33,405	27,206	104,048	77,836
Interest and other income, net	691	389	2,448	1,465
Income before income taxes	34,096	27,595	106,496	79,301
Income tax provision	11,283	17,191	36,001	32,824
Net income	$22,813	$10,404	$70,495	$46,477
Net income per share:
Basic	$0.21	$0.10	$0.64	$0.43
Diluted	$0.21	$0.09	$0.63	$0.42
Shares used in per share calculation:
Basic	109,231	108,305	109,378	108,039
Diluted	110,314	111,501	111,283	111,372

INFORMATICA CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	September 30, 2014	December 31, 2013
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$234,620	$297,818
Short-term investments	420,021	379,616
Accounts receivable, net of allowances of $3,891 and $4,135, respectively	166,231	204,374
Deferred tax assets	47,330	32,898
Prepaid expenses and other current assets	30,203	34,541
Total current assets	898,405	949,247
Property and equipment, net	159,422	157,308
Goodwill and intangible assets, net	596,737	564,767
Long-term deferred tax assets	29,407	44,865
Other assets	12,154	6,834
Total assets	$1,696,125	$1,723,021
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable and other current liabilities	$115,469	$144,493
Income taxes payable	—	14,184
Deferred revenues	280,988	285,184
Total current liabilities	396,457	443,861
Long-term deferred revenues	14,596	12,938
Long-term income taxes payable	31,946	29,878
Other liabilities	4,346	594
Stockholders' equity	1,248,780	1,235,750
Total liabilities and stockholders' equity	$1,696,125	$1,723,021

INFORMATICA CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Nine Months Ended September 30,
	2014	2013
Operating activities:
Net income	$70,495	$46,477
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	14,151	10,773
Stock-based compensation	44,071	44,248
Deferred income taxes	(2,113)	(4,730)
Tax benefits from stock-based compensation	288	5,312
Excess tax benefits from stock-based compensation	(3,021)	(6,982)
Amortization of intangible assets and acquired technology	14,845	22,851
Other operating activities, net	—	(352)
Changes in operating assets and liabilities:
Accounts receivable	38,753	9,960
Prepaid expenses and other assets	147	2,893
Accounts payable and accrued liabilities	(24,262)	(8,002)
Income taxes payable	(6,163)	4,588
Deferred revenues	(4,136)	11,688
Net cash provided by operating activities	143,055	138,724
Investing activities:
Purchases of property and equipment	(15,866)	(16,059)
Purchases of investments	(226,572)	(267,618)
Investment in equity interest, net	(282)	(2,001)
Maturities and sales of investments	185,059	271,547
Business acquisitions, net of cash acquired	(54,614)	(7,464)
Net cash used in investing activities	(112,275)	(21,595)
Financing activities:
Net proceeds from issuance of common stock	50,902	46,661
Repurchases and retirement of common stock	(126,862)	(63,936)
Withholding taxes related to restricted stock units net share settlement	(6,772)	(6,412)
Payment of contingent consideration	(3,061)	(3,670)
Payment of issuance costs on credit facility	(891)	—
Excess tax benefits from stock-based compensation	3,021	6,982
Purchase of acquiree stock	—	(6,365)
Net cash used in financing activities	(83,663)	(26,740)
Effect of foreign exchange rate changes on cash and cash equivalents	(10,315)	(161)
Net increase (decrease) in cash and cash equivalents	(63,198)	90,228
Cash and cash equivalents at beginning of period	297,818	190,127
Cash and cash equivalents at end of period	$234,620	$280,355

INFORMATICA CORPORATION
GAAP TO NON-GAAP RESULTS
(in thousands, except per share data)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Total revenues	$250,400	$235,394	$744,210	$672,133

Operating income:

GAAP operating income	$33,405	$27,206	$104,048	$77,836

Percentage of GAAP operating income to total revenues	13%	12%	14%	12%

Plus:
Amortization of acquired technology - Cost of revenues	3,113	5,625	10,384	16,970
Amortization of intangible assets - Operating expenses	1,541	1,893	4,461	5,881
Building operating expense - Operating expenses (1)	—	3,178	—	4,409
Acquisitions and other charges - Operating expenses	66	1,253	926	2,467
Stock-based compensation - Cost of revenues and Operating expenses (2)	14,464	14,869	44,071	44,248
Non-GAAP operating income	$52,589	$54,024	$163,890	$151,811

Percentage of Non-GAAP operating income to total revenues	21%	23%	22%	23%

Net income:

GAAP net income	$22,813	$10,404	$70,495	$46,477

Plus:
Amortization of acquired technology - Cost of revenues	3,113	5,625	10,384	16,970
Amortization of intangible assets - Operating expenses	1,541	1,893	4,461	5,881
Building operating expense - Operating expenses (1)	—	3,178	—	4,409
Acquisitions and other charges - Operating expenses	66	1,253	926	2,467
Stock-based compensation - Cost of revenues and Operating expenses (2)	14,464	14,869	44,071	44,248
Income tax adjustments	(4,669)	(157)	(14,941)	(14,463)
Non-GAAP net income	$37,328	$37,065	$115,396	$105,989

INFORMATICA CORPORATION
GAAP TO NON-GAAP RESULTS
(in thousands, except per share data)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Diluted net income per share:

Diluted GAAP net income per share	$0.21	$0.09	$0.63	$0.42
Plus:
Amortization of acquired technology	0.03	0.05	0.09	0.15
Amortization of intangible assets	0.01	0.02	0.04	0.05
Building operating expense (1)	—	0.03	—	0.04
Acquisitions and other charges	—	0.01	0.01	0.02
Stock-based compensation (2)	0.13	0.13	0.40	0.40
Income tax adjustments	(0.04)	—	(0.13)	(0.13)
Diluted Non-GAAP net income per share	$0.34	$0.33	$1.04	$0.95

Shares used in computing diluted Non-GAAP net income per share	110,314	111,501	111,283	111,372
________________

(1)	Represents expense from operating current headquarters buildings purchased in February 2012 prior to occupancy in September 2013 by Informatica.
(2)	The allocation of the stock-based compensation is as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Cost of service revenues	$1,496	$1,283	$4,414	$4,046
Operating expenses:
Research and development	5,088	5,347	14,964	14,765
Sales and marketing	4,443	5,002	14,286	15,377
General and administrative	3,437	3,237	10,407	10,060
Total stock-based compensation	$14,464	$14,869	$44,071	$44,248